Exhibit 99.1

InspireMD Announces Combined Financings of $58 Million

Proceeds Bolster Balance Sheet to Commercialize Recently FDA Approved Best-In-Class Carotid Stent

Miami, Florida — July 31, 2025 – InspireMD, Inc. (Nasdaq: NSPR) (“InspireMD” or the “Company”), developer of the CGuard® Prime carotid stent system for the prevention of stroke, today announced the Company has raised approximately $58 million in combined gross proceeds through an equity private placement (“PIPE”) financing and the exercise of warrants that were triggered by the Company’s premarket application approval (“PMA”) of the CGuard Prime carotid stent system by the U.S. Food and Drug Administration (“FDA”).

The PIPE, with aggregate gross proceeds of $40.1 million, was led by current investors OrbiMed and Marshall Wace, with strong participation from new and existing investors, as well as InspireMD board members. Pursuant to the securities purchase agreement, the Company has agreed to issue an aggregate of 16,556,184 shares of common stock and, if applicable, pre-funded warrants, at a purchase price of $2.42 per share (less, when applicable, $0.0001 for each pre-funded warrant issued at closing). The warrant exercise generated gross proceeds of $17.9 million, which was triggered by the receipt of the PMA from the FDA. This is the second tranche of warrants that were originally issued as part of the Company’s milestone-based financing announced in May 2023.

“This transaction accomplished several key objectives to fund our growth plan as we launch CGuard Prime into the U.S. market,” said Marvin Slosman, CEO of InspireMD. “We fortified our shareholder base, broadened our investor reach and significantly strengthened our balance sheet giving us the ability to rapidly expand our commercial growth. With a strong balance sheet, favorable reimbursement environment including a national coverage decision (“NCD”) for carotid stenting and best in class clinical trial data generated from our pivotal U.S. study recently resulting in PMA approval, InspireMD is now poised to become the leader of the carotid intervention market.”

In connection with the PIPE, the Company entered into a registration rights agreement pursuant to which the Company will subsequently file a registration statement to register the resale of common stock purchased in the transaction and the common stock underlying the pre-funded warrants. The closing of the PIPE is expected to occur by August 1, 2025, subject to customary closing conditions.

InspireMD currently intends to use the net proceeds from the PIPE transaction to fund its operations, including, but not limited to, sales and marketing, research and development, and working capital and other general corporate purposes.

BofA Securities served as the exclusive placement agent for the PIPE with institutional investors. Greenberg Traurig acted as legal advisor to InspireMD. A&O Shearman acted as legal advisor to BofA Securities.

The securities issued in the private placement and unregistered pre-funded warrants described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the pre-funded warrants, have not been registered under the Act, or applicable state securities laws. Accordingly, the unregistered shares, the pre-funded warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet™ mesh technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on Nasdaq under the ticker symbol NSPR.

We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding future events, future financial performance, strategies, expectations, competitive environment and regulation, including expectations regarding the closing of the private placement, financial runway, U.S. commercial launch and expansion, and the exercise of any warrants. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities; substantial doubt about our ability to continue as a going concern; significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute our stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Webb Campbell

Gilmartin Group LLC

webb@gilmartinir.com

investor-relations@inspiremd.com